EXECUTION VERSION

THIRD AMENDMENT TO

INTERESTS PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO INTERESTS PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of November 8, 2025 (the “Third Amendment Effective Date”) by and among AHOTB HOLDING, LLC, a Delaware limited liability company (“1001 Brickell Seller”), AIMCO OP L.P., a Delaware limited partnership (“Yacht Club Seller”), and BRICKELL BAY PROPERTY OWNER LLC, a Delaware limited liability company (“Buyer”).

RECITALS:

WHEREAS, 1001 Brickell Seller, Yacht Club Seller and Buyer entered into that certain Interests Purchase and Sale Agreement dated as of December 27, 2024, as amended by that certain First Amendment to Interests Purchase and Sale Agreement dated as of September 3, 2025 and that certain Second Amendment to Interests Purchase and Sale Agreement dated as of October 30, 2025 (collectively, the “Agreement”). As used herein, “Seller” shall mean (i) with respect to the sale of the REIT Interests (as such term is defined in the Agreement), the 1001 Brickell Seller, and (ii) with respect to the sale of the Yacht Club Interests (as such term is defined in the Agreement), the Yacht Club Seller, as the case may be (and, where the context so requires, “Seller” shall also mean, collectively, 1001 Brickell Seller and Yacht Club Seller).

WHEREAS, pursuant to the Agreement, Seller agreed to sell the Interests (as such term is defined in the Agreement) to Buyer, and Buyer agreed to purchase the Interests from Seller, upon the terms and conditions set forth more particularly therein.

WHEREAS, Seller and Buyer now desire to amend the Agreement upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.
Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference.
2.
Defined Terms. All capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

(a) The following defined terms are hereby added to Section 1 of the Agreement, in the appropriate alphabetical order:

(i) “Refundable Termination Event” shall have the meaning set forth in Section 3(b).

(b) The following defined terms are hereby deleted from Section 1 of the Agreement:

(i) “Additional Extension Option”

3.
Purchase Price. The first six (6) lines of subsection 3(a) of the Agreement are restated in their entirety as follows:

“(a) Purchase Price. In consideration of the sale by Seller to Buyer of the Interests, Buyer shall pay to Seller the sum of FIVE HUNDRED TWENTY MILLION AND NO/100 DOLLARS ($520,000,000.00) (the

“Purchase Price”). The Purchase Price, subject to all apportionments, credits, prorations, increases and other adjustments as provided in this Agreement (including, without limitation, pursuant to Section 7 hereof), shall be payable as follows:”

4.
Deposit. Subsection 3(b) of the Agreement is restated in its entirety as follows:

“(b) Deposit. The Deposit shall be placed by the Escrow Agent in an interest bearing account and shall be held in accordance with the escrow terms set forth on Schedule 4. A portion of the Deposit in the amount of Fifteen Million and No/100 Dollars ($15,000,000.00) shall be automatically released to Seller on November 10, 2025, to be held in trust by Seller in accordance with this Agreement. A portion of the Deposit in the amount of Twenty Million and No/100 Dollars ($20,000,000.00) shall be automatically released to Seller on November 18, 2025, to be held in trust by Seller in accordance with this Agreement. In no event shall Buyer take any action that would impair or prevent the Escrow Agent from releasing those certain portions of the Deposit to Seller on November 10, 2025 and on November 18, 2025 as aforesaid (including, without limitation, sending any notice to Escrow Agent objecting to such release), and any such action by Buyer shall constitute an immediate default under the Agreement for which no notice and cure period to Buyer shall be provided. Upon release of any such portion of the Deposit to Seller, such Deposit shall be held in trust by Seller and subject to Buyer’s express right to have the Deposit returned pursuant to the terms of this Agreement, and Seller shall immediately return the Deposit to Buyer upon the occurrence of any event or circumstance for which this Agreement expressly provides that the Deposit shall be returned to Buyer, including, without limitation, following a termination of the Agreement by Buyer because of any of the following events (each a “Refundable Termination Event”): (a) a default by Seller under the Agreement which is not cured within the applicable notice and/or cure period in accordance with Section 13 of this Agreement; (b) Seller's failure to cure any Must-Cure Item or Title Objection which Seller is required to cure as of the Closing Date in accordance with Section 5 of this Agreement; (c) the failure of one or more conditions precedent to be satisfied in accordance with Section 8 of this Agreement as of the Scheduled Closing Date; (d) the occurrence of a Major Loss in accordance with Section 12 of this Agreement; (e) Seller's pre-Closing breach of its representations and warranties in the Agreement which breach is not cured on or prior to the Closing Date in accordance with Section 14 of this Agreement; or (f) any other event the occurrence of which allows for Buyer to terminate this Agreement and receive a refund of the Deposit pursuant to the express terms of the Agreement. Following any such event or circumstance for which this Agreement expressly provides that the Deposit shall be returned to Buyer, including, without limitation, the occurrence of a Refundable Termination Event, and provided that Buyer actually terminates this Agreement, Seller shall promptly return to Buyer the full amount of the Deposit received by Seller in accordance with this paragraph (which obligation shall survive the termination of this Agreement). For the avoidance of doubt, upon the consummation of the Closing, the full amount of the Deposit, including, without limitation, any portion of the Deposit so released to Seller, shall be credited against the Purchase Price and released to Seller at Closing.”

5.
Allocation of Purchase Price. The first sentence of subsection 3(c) of the Agreement is restated in its entirety as follows:

“Buyer and Seller agree that the Purchase Price shall be allocated as follows (i) an amount equal to [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx], shall be allocated to the sale and purchase of the Yacht Club Interests and (ii) an amount equal to [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx], shall be allocated to the sale and purchase of the REIT Interests.”

6.
Closing Date. Subsection 6(d) of the Agreement is restated in its entirety as follows:

“The parties shall target a Scheduled Closing Date of December 15, 2025; provided, however, notwithstanding anything contained in this Agreement to the contrary (including, without limitation, the terms of this Section 6), the Scheduled Closing Date is hereby extended to December 22, 2025.”

7.
Seller Financing Terms.

(a) Seller and Buyer acknowledge that Buyer has exercised the Seller Financing Option.

(b) Clause (iii) of the third sentence in Section 39 of the Agreement is hereby deleted.

(c) [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxx]

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(d) [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx]

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(e) [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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(f) [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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(g) [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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(h) [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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(i) [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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8.
Satisfaction by Seller of Certain Closing Conditions. Buyer acknowledges and agrees that on or prior to the date hereof, Seller has satisfied the following conditions precedent to Buyer’s obligation to pay the Purchase Price at the Closing and otherwise consummate the Closing as set forth in the Agreement:

(i) Those matters expressly set forth in Section 8(a)(iv), [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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(ii) [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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(iii) Those matters expressly set forth in Section 8(a)(vi); and

(iv) Those matters expressly set forth in Section 8(a)(viii); [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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9.
Satisfaction by Seller of Certain Closing Deliverables.

(i) Section 9(a)(xiii) shall be deleted in its entirety and replaced with “(xiii) Intentionally Omitted” in lieu thereof.

(ii) Buyer acknowledges and agrees that on or prior to the date hereof, Seller has delivered and/or satisfied those matters expressly set forth in (a) Section 9(a)(vi), [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx] (b) Section 9(a)(xi), (c) Section 9(a)(xviii), (d) Section 9(a)(xix), (e) Section 9(a)(xxiii), (f) Section 9(c)(x), (g) 9(c)(xvi) and (h) Section 9(c)(xvii).

(iii) Section 9(c)(xii) shall be deleted in its entirety and replaced with “(xii) Intentionally Omitted” in lieu thereof.

10.
Miscellaneous.

(a) Except as modified by this Amendment, all of the terms, covenants, conditions and provisions of the Agreement shall remain and continue unmodified, in full force and effect. From and after the date hereof, the term “this Agreement” shall be deemed to refer to the Agreement, as amended by this Amendment. If and to the extent that any of the provisions of this Amendment conflict or are otherwise inconsistent with any provisions of the Agreement, the provisions of this Amendment shall prevail in construing or interpreting the consolidated Agreement of which this Amendment is a part.

(b) This Amendment, together with the Agreement, contains the entire agreement between Seller and Buyer with respect to the matters stated herein. This Amendment cannot be changed in any manner except by a written agreement signed by Seller and Buyer.

(c) This Amendment, and all questions of interpretation hereof and all controversies hereunder shall be construed in accordance with and governed by the laws of the State of Florida (without reference to principles of conflict of laws).

(d) This Amendment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement. Signatures to this Amendment transmitted by electronic means shall be valid and effective to bind the party so signing. Upon the request of either party, each party agrees to promptly deliver an execution original to this Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

SELLER:

AHOTB HOLDING, LLC,

a Delaware limited liability company

By: _________________________________

Name: [xxxxxxx x xxxxxx]

Title: Authorized Signatory

AIMCO OP L.P.,

a Delaware limited partnership

By: ________________________________

Name: [xxxxxxx x xxxxxx]

Title: Authorized Signatory

[signatures continue on following page]

[Signature Page to Third Amendment to Interests Purchase and Sale Agreement]

BUYER:

BRICKELL BAY PROPERTY OWNER LLC,

a Delaware limited liability company

By: ________________________________

Name: [xxxx xxxxxx]

Title: Authorized signatory

[Signature Page to Third Amendment to Interests Purchase and Sale Agreement]